                               GENERAL MILLS, INC.

                              OFFICERS' CERTIFICATE
                                       AND
                              AUTHENTICATION ORDER

           Pursuant to the Indenture dated as of February 1, 1996 (the "Indenture") between General Mills, Inc. (the "Company") and U. S. Bank National Association (formerly known as First Trust of Illinois, National Association), as trustee (the "Trustee"), and resolutions adopted by the Board of Directors of the Company on December 17, 2001 and the Finance Committee of the Board of Directors of the Company on December 17, 2001 (collectively, the "Resolutions"), this Officers' Certificate and Authentication Order is being delivered to the Trustee to establish the terms of a series of Securities in accordance with
Section 301 of the Indenture, to establish the form of the Securities of such series in accordance with Section 201 of the Indenture, to establish the procedures for the authentication and delivery of specific Securities of such series from time to time pursuant to Section 303 of the Indenture and to comply with the provisions of Section 102 of the Indenture.

         Capitalized terms used but not defined herein and defined in the Indenture shall have the respective meanings ascribed to them in the Indenture.

         A. ESTABLISHMENT OF SERIES PURSUANT TO SECTION 301 OF INDENTURE. There is hereby established pursuant to Section 301 of the Indenture a series of Securities to be offered in a Periodic Offering which shall have the following terms (the numbered clauses set forth below correspond to the numbered subsections of Section 301 of the Indenture):

                  (1) The series of Securities being authorized shall bear the title "General Mills CoreNotes(SM)" (the "Notes").

                  (2) There shall be no limit upon the aggregate principal amount of the Notes which may be authenticated and delivered under the Indenture; provided, however, that the aggregate initial offering price of the Notes which may be authenticated and delivered under the Indenture pursuant to this Officers' Certificate and Authentication Order shall be limited to $750,000,000 (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture and except for any Notes which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered under the Indenture).

                  (3) Interest on each interest-bearing Note will be paid to the Person in whose name the Note is registered at the close of business on the Regular Record Date (as defined in paragraph 5 below), except that interest, if any, due at Maturity will be paid to the Person to whom the principal of the Note is paid.

                  (4) Each Note will have a maturity of nine months or more from the date of issue (the "Stated Maturity Date"), as specified in the applicable Authentication Certificate (as defined in Section C below), unless the principal of the Note, or any installment of principal, becomes due and payable prior to the Stated Maturity Date. If the date of Maturity of a Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no additional interest shall accrue for the period from Maturity to that next succeeding Business Day. Unless defined otherwise in the applicable Authentication Certificate, "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

                  (5) Each interest-bearing Note will bear interest from and including its date of issue or from and including the most recent Interest Payment Date (as defined below) as to which interest on such Note (or any Predecessor Security with respect to such Note) has been paid or made available for payment at a fixed rate per annum, specified in the applicable Authentication Certificate, until the principal of the Note is paid or made available for payment. Each payment of interest on a Note will include interest to, but excluding, as the case may be, the relevant Interest Payment Date or Maturity.

                  The interest payment frequency for each Note will be set out in the applicable Authentication Certificate. Unless otherwise indicated in the applicable Authentication Certificate, the "Interest Payment Dates" for Notes with the stated interest payment frequencies will be as follows:

                  Monthly: Fifteenth day of each calendar month, beginning in the first calendar month following the month in which the Note was issued.

                  Quarterly:        Fifteenth day of every third month,
                                    beginning in the third calendar month
                                    following the month in which the Note was issued.

                  Semiannual:       Fifteenth day of every sixth month,
                                    beginning in the sixth calendar month
                                    following the month in which the Note was issued.

                  Annual: Fifteenth day of every twelfth month, beginning in the twelfth calendar month following the month in which the Note was issued.

         Unless otherwise indicated in the applicable Authentication Certificate, the Regular Record Date will be the first day of the calendar month in which the related interest payment is to be made, whether or not a Business Day. If any Interest Payment Date for a Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no additional interest shall accrue for the period from such Interest Payment Date to that next succeeding Business Day.

                  Unless otherwise specified in the applicable Authentication Certificate, interest on each interest-bearing Note (including interest for partial periods) will be calculated on the basis of a 360-day year of twelve 30-day months.

                  Notes that are Original Issue Discount Securities within the meaning of the Indenture ("Original Issue Discount Notes") may be issued at a discount from the principal amount thereof due at Maturity as specified in the applicable Authentication Certificate.

                  (6) Payment of principal of and premium (if any) and interest (if any) on each Note that is represented by a Global Security will be made to the Depositary (as defined in paragraph 16) or its nominee, as the case may be, as the sole registered owner and the sole Holder of the Notes represented thereby for all purposes under the Indenture.

                  In the case of each Note that is not represented by a Global Security, unless otherwise specified in the applicable Authentication
         Certificate: (a) payments of interest, if any, other than at Maturity will be made by check mailed to the address of the registered Holder thereof as of the close of business on the relevant Regular Record Date as such address appears in the Security Register; and (b) payment of principal of and premium (if any) and interest (if any) at Maturity will be made in immediately available funds upon presentation and surrender of such Note (and, in the case of the exercise of the Survivor's Option (as defined in paragraph 8 below), upon submission of a properly completed election form if required) at the office or agency maintained by the Company for that purpose in the Borough of Manhattan, The City of New York together with appropriate written wire transfer instructions, provided that the Note is presented to the Trustee in time for the Trustee to make payments in such funds in accordance with its normal procedures. Notwithstanding the foregoing, a registered Holder of $10,000,000 or more in principal amount of Notes with the same Interest Payment Date (whether such Notes otherwise have identical or different terms and provisions) shall be entitled to payment of interest, if any, other than at Maturity by wire transfer of immediately available funds if the registered Holder has delivered appropriate wire transfer instructions in writing to the Trustee not less than 15 days prior to the relevant Interest Payment Date. Any wire transfer instructions received by the Trustee shall remain in effect until revoked by the registered Holder. Payment in accordance with written wire transfer instructions from a registered Holder shall be deemed to constitute full and complete payment of all amounts so paid.

                  (7) If so specified in the applicable Authentication Certificate, the Notes may be redeemed, in whole or in part, at the option of the Company on the date or dates prior to Stated Maturity specified in the applicable Authentication Certificate (the "Redemption Dates") at the price or prices (the "Redemption Prices") specified in the applicable Authentication Certificate. The applicable Authentication Certificate shall also state the period or periods during which the Redemption Prices shall apply. Unless otherwise specified in the applicable Authentication Certificate, the Redemption Prices will be expressed as percentage of the principal amount of such Note or, in the case of Notes issued as Original Issue Discount Notes (as specified in the applicable Authentication Certificate), as a percentage of the Amortized Face Amount (as defined in paragraph 13 below) of such Note. Payments of the Redemption Price shall be made together with (a) accrued interest, if any, through the day preceding the applicable Redemption Date or (b) in the case of a Note issued as an Original Issue Discount Note, any accrued but unpaid "qualified stated interest" payments (as defined in the Treasury Regulations regarding original issue discount issued by the Treasury Department (the "OID Regulations")).

                  (8) Unless otherwise specified in the applicable Authentication Certificate, all Notes are subject to the rights described in the Survivor's Option Riders to the forms of Notes attached hereto as Exhibits B and C (the "Survivor's Option"), which are incorporated herein by reference as though set out in full herein, but are not otherwise subject to redemption or repayment prior to their Stated Maturity either pursuant to any sinking fund or analogous provision or at the option of any Holder thereof.

                  (13) The portion of the principal amount of any Notes which shall be payable upon declaration of acceleration of Maturity thereof pursuant to Section 502 of the Indenture shall be the principal amount thereof; except that, unless otherwise specified in the applicable Authentication Certificate, the portion of the principal amount of Notes issued as Original Issue Discount Notes which shall be payable upon declaration of acceleration of Maturity thereof pursuant to
         Section 502 of the Indenture shall be the Amortized Face Amount (as defined below) thereof plus interest, if any, accrued through the day preceding the date of Maturity. The "Amortized Face Amount" of an Original Issue Discount Note is equal to the sum of (x) the Issue Price (as defined below) of such Original Issue Discount Note and (y) that portion of the difference between the Issue Price and the principal amount of such Original Issue Discount Note that has been amortized at the Stated Yield (as defined below) of such Original Issue Discount Note (computed in accordance with Section 1272(a)(4) of the Internal Revenue Code of 1986, as amended, and Section 1.1275-1(b) of the OID Regulations, in each case as in effect on the original issue date of such Original Issue Discount Note) at the date as of which the Amortized Face Amount is calculated, but in no event can the Amortized Face Amount exceed the principal amount of such Note due at the Stated Maturity thereof. As used in the preceding sentence: (a) "Issue Price" means the principal amount of such Original Issue Discount Note due at the Stated Maturity thereof less the original issue discount of such Original Issue Discount Note specified on the face thereof and in the applicable Authentication Certificate, calculated as required by
         Section 1.1273-2 of the OID Regulations; and (b) "Stated Yield" means the yield to Stated Maturity specified on the face of such Original Issue Discount Note and in the applicable Authentication Certificate for the period from the original issue date of such Original Issue Discount Note, as specified on the face of such Original Issue Discount Note and in the applicable Authentication Certificate, to the Stated Maturity thereof based on its Issue Price and the principal amount payable at the Stated Maturity thereof.

                  (15) Unless otherwise specified in the applicable Authentication Certificate, the Notes shall be defeasible, in whole or any specified part, pursuant to Section 1302 or Section 1303 of the Indenture or both such Sections.

                  (16) The Notes shall be issuable in whole or in part in the form of one or more Global Securities registered in the name of the Depositary or its nominee. Unless otherwise specified in the applicable Authentication Certificate, the Depositary with respect to such Global Securities shall be The Depository Trust Company. Unless otherwise specified in the applicable Authentication Certificate, the Global Securities shall bear the legends set forth on the forms of Notes attached hereto as Exhibits B and C. Except as provided in the Clause
         (2) of the last paragraph of Section 305 of the Indenture, such Global Security may not be exchanged in whole or in part for Securities registered, and no transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof. So long as the Depositary or its nominee is the registered holder of any Global Security, the Depositary or its nominee, as the case may be, will be considered the sole Holder of the Notes represented by such Global Security for all purposes under the Notes and the Indenture.

                  (17) Unless otherwise specified in the applicable Authentication Certificate, there shall not be any addition to or change in the Events of Default which apply to any Notes nor any change in the right of the Trustee or the requisite Holders of the Notes to declare the principal amount thereof due and payable pursuant to
         Section 502 of the Indenture.

                  (18) Unless otherwise specified in the applicable Authentication Certificate, there shall not be any addition to or change in the covenants set forth in Article Ten of the Indenture which apply to the Notes.

                  (19) Subject to the terms of the Indenture and the Resolutions, the Notes shall have such other terms and provisions as are (a) provided in the forms of Notes attached hereto as Exhibits B and C and (b) such other terms (which may be in addition to or different from the terms set forth herein or in the forms of Notes attached hereto as Exhibits B and C) as are specified in the applicable Authentication Certificate.

         B. ESTABLISHMENT OF FORMS OF SECURITIES PURSUANT TO SECTION 201 OF THE INDENTURE. In accordance with Section 201 of the Indenture, the forms attached hereto as Exhibits B and C are hereby established as the forms to represent the Notes, unless a different form is provided in the applicable Authentication Certificate (which Authentication Certificate shall be an "Officers' Certificate" satisfying the requirements of Section 201 of the Indenture). The Notes shall have such additional terms as shall be set forth in the applicable Authentication Certificate. Upon receipt (including receipt upon facsimile or e-mail transmission) of an Authentication Certificate signed by the Treasurer or an Assistant Treasurer of the Company, you or your authenticating agent is hereby instructed to prepare Notes on the appropriate forms in accordance with the items set forth in such Authentication Certificate, inserting such additional terms in the forms of Notes relating thereto as shall be necessary or appropriate.

         C. ORDER FOR THE AUTHENTICATION AND DELIVERY OF SECURITIES PURSUANT TO
SECTION 303 OF THE INDENTURE. Pursuant to Section 303 of the Indenture, you are hereby requested, as Trustee under the Indenture, from time to time after the date hereof upon receipt (including receipt upon facsimile or e-mail transmission) of one or more certificates in substantially the form attached hereto as Exhibit A (each an "Authentication Certificate" and, collectively, the "Authentication Certificates") signed by the Treasurer or an Assistant Treasurer of the Company, to authenticate and issue such aggregate principal amount of the Notes, not to exceed $750,000,000 aggregate initial offering price, as shall be set forth in such Authentication Certificates. You shall authenticate, issue and deliver such Notes in the manner provided by the Indenture, the Administrative Procedures with respect to the Notes attached as Exhibit B to the Distribution Agreement dated September 18, 2002 between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the same may be in effect from time to time (the

"Administrative Procedures"), and any applicable Authentication Certificate. The procedures specified herein, in the Administrative Procedures and in each Authentication Certificate shall constitute the "other procedures" referred to in the third paragraph of Section 303 of the Indenture with respect to the preparation, authentication, issuance and delivery of the Notes.

         D. CERTIFICATION PURSUANT TO SECTION 102 OF THE INDENTURE. Each of the undersigned has read the pertinent sections of the Indenture, including Sections 201, 301 and 303 thereof and the definitions in the Indenture relating thereto, and certain other corporate documents and records. In the opinion of each of the undersigned, the undersigned has made such examination or investigation as is necessary to enable the undersigned to express an informed opinion as to whether or not the conditions precedent to (i) the establishment of (a) a series of Securities and (b) the form of such Securities and (ii) the authentication and delivery of such series of Securities contained in the Indenture have been complied with. In the opinion of the undersigned, all conditions precedent to the establishment of the Notes and the form of the Notes have been complied with and, upon your receipt of a properly executed Authentication Order authorizing such authentication and delivery, the conditions precedent to the authentication and delivery of the Notes will have been complied with.

         Insofar as this Officers' Certificate and Authentication Order relates to legal matters, it is based upon the Opinion of Counsel delivered by the Company to the Trustee contemporaneously herewith.

         IN WITNESS WHEREOF, the undersigned have hereunto signed our names on behalf of the Company.

Dated:  September 18, 2002


                                    GENERAL MILLS, INC.


                                    By  /s/ James A. Lawrence
                                        ---------------------------------------
                                        James A. Lawrence
                                        Executive Vice President and Chief
                                        Financial Officer



                                    By  /s/ David B. VanBenschoten
                                        ---------------------------------------
                                        David B. VanBenschoten
                                        Vice President and Treasurer

                                  CERTIFICATION

         I, Elizabeth L. Wittenberg, an Assistant Secretary of the Company, do hereby certify that James A. Lawrence is on the date hereof the duly elected or appointed Executive Vice President and Chief Financial Officer of the Company and the signature set forth above is his own true signature, and further certify that David B. VanBenschoten is on the date hereof the duly elected or appointed Vice President and Treasurer of the Company and the signature set forth above is his own true signature.



                                              /s/ Elizabeth L. Wittenberg
                                              ----------------------------------
                                              Elizabeth L. Wittenberg
                                              Assistant Secretary

                                                                       EXHIBIT A


                               GENERAL MILLS, INC.
                          GENERAL MILLS CORENOTES(SM)

                           AUTHENTICATION CERTIFICATE

Form of Note                                                        For Original Issue Discount Notes:
     | | Book Entry                                                      Total Amount of Original Issue Discount: ____________%
     | | Certificated                                                    Yield to Maturity: _____________________________%
         Name and Address of Registered Owner:                           Method Used To Determine Yield To Maturity:
                                                                              | | Approximate
                                                                              | | Exact
         Taxpayer Identification Number of                               Short Accrual Period: __________________________________
         Registered Owner: ______________________________                Original Issue Discount Applicable To Short Accrual
                                                                              Period: ______________________%
                                                                      Method Used To Determine Yield for Short Accrual Period:
Original Issue Date: ________________________________                         | | Approximate
Maturity Date: ______________________________________                         | | Exact
                                                                         Original Issue Discount Note:
Principal Amount:  U.S. $____________________________                         | | Subject to special provisions set forth therein
Issue Price (Dollar Amount and Percentage of                                  | | For federal income tax purposes only
      Principal Amount):  $_____________/___________%
Purchasing Agent's Commission:  $____________________
Net Proceeds to the Company:  $______________________               Other Terms, if any:


Trade Date: _________________________________________
Settlement Date: ____________________________________

                                                                    CUSIP Number: ______________________________________________
Interest Rate Per Annum, if any: ____________________
Interest Payment Frequency: _________________________

Interest Payment Dates (if other than fifteenth day of              Aggregate initial offering price of Debt Securities issued
      applicable calendar month):                                     under Registration Statement No. 333-75808 through date hereof
                                                                      (including this Note): $ ______________
Regular Record Dates (if other than first calendar day of           Aggregate initial offering price of Notes issued through
       month in which Interest Payment Date occurs):                  date hereof (including this Note): $ _____________


Survivor's Option:  | |  Yes
                    | |  No
                                                                    GENERAL MILLS,  INC.
Redemption Terms, if any:
     Redemption Commencement Date:                                  BY: __________________________________________________*
     Initial Redemption Price (Percentage of Principal Amount):         Name:
        ______%                                                         Title:


     Amount (Percentage of Principal Amount) Initial
       Redemption Price Declines Each Anniversary: _____%           BY: __________________________________________________*
     Other Redemption Terms, if any:                                    Name:
                                                                        Title:


                                                                    Date: _____________________________



* To be signed by either the Treasurer or an Assistant Treasurer (subject to the following sentence, only one signature is required). If this instrument is to be used to provide for a form of Note other than that established the Officers' Certificate and Authentication Order dated September 18, 2002, it must be signed by (1) the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President and (2) the Senior Vice President, Corporate Finance or a Director of Finances, the Secretary or an Assistant Secretary.

                                                                       EXHIBIT B


REGISTERED NO. _____                              PRINCIPAL AMOUNT:  $__________
CUSIP NO. __________


                               GENERAL MILLS, INC.
                           General Mills CoreNotes(SM)
                 ([Global] Note Without Original Issue Discount)


         [Applicable if the Security is a Global Security:

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO, HAS AN INTEREST HEREIN.

         THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

ORIGINAL ISSUE DATE:                              MATURITY DATE:

INTEREST RATE PER ANNUM:                          INTEREST PAYMENT FREQUENCY:

INTEREST PAYMENT DATES:                           SURVIVOR'S OPTION (YES OR NO):

REDEMPTION TERMS, IF ANY:

OTHER TERMS, IF ANY:

         GENERAL MILLS, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________, or registered assigns, the principal sum of _______________ Dollars (U.S. $__________) on the Maturity Date shown above, and to pay interest thereon on each Interest Payment Date shown above from and including the Original Issue Date shown above or from and including the most recent Interest Payment Date as to which interest hereon (or on any Predecessor Security with respect hereto) has been paid or made available for payment, commencing with the Interest Payment Date immediately following the Original Issue Date shown above at the rate per annum equal to the Interest Rate shown above until the principal hereof is paid or made available for payment; provided, however, that if the Original Issue Date is after a Regular Record Date (as defined below) and on or before the immediately following Interest Payment Date, interest payments will commence with the Interest Payment Date following the next succeeding Regular Record Date. Interest (including interest for partial periods) will be calculated on the basis of a 360-day year of twelve 30-day months. Each payment of interest hereon will include interest to, but excluding, as the case may be, the relevant Interest Payment Date or Maturity.

         Interest payable, and punctually paid or made available for payment, on any Interest Payment Date will, as provided for in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities with respect hereto) is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the first day of the calendar month (whether or not a Business Day) in which such Interest Payment Date falls; except that interest due at Maturity will be paid to the Person to whom the principal of this Note is paid. Any such interest not so punctually paid or made available for payment will forthwith cease to be payable to the Person in whose name this Note (or one or more Predecessor Securities with respect hereto) is registered on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities with respect hereto) is registered at the close of business on a special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         [For use with Global Securities: Payment of principal of and premium (if any) and interest on this Note will be made to The Depository Trust Company or its nominee, as the case may be, as the sole registered owner and the sole Holder of the Note represented hereby for all purposes under the Indenture.]

         [For use with certificated Notes: Payments of interest on this Note other than at Maturity will be made by check mailed to the address of the registered Holder hereof as of the close of business on the relevant Regular Record Date as such address appears in the Security Register; and payment of principal of and premium (if any) and interest on this Note at Maturity will be made in immediately available funds upon presentation and surrender of this Note (and, in the case of the exercise of the Survivor's Option (as defined below), upon submission of a properly completed election form if required) at the office or agency maintained by the Company for that purpose in the Borough of Manhattan, The City of New York together with appropriate written wire transfer instructions, provided that this
Note is presented to the Trustee in time for the Trustee to make payments in such funds in accordance with its normal procedures. Notwithstanding the foregoing, a registered Holder of $10,000,000 or more in principal amount of Notes with the same Interest Payment Date (whether such Notes otherwise have identical or different terms and provisions) shall be entitled to payment of interest, if any, other than at Maturity by wire transfer of immediately available funds if the registered Holder has delivered appropriate wire transfer instructions in writing to the Trustee not less than 15 days prior to the relevant Interest Payment Date. Any wire transfer instructions received by the Trustee shall remain in effect until revoked by the registered Holder. Payment in accordance with written wire transfer instructions from a registered Holder shall be deemed to constitute full and complete payment of all amounts so paid.]

         Payment of the principal of and premium (if any) and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal for payment of public and private debts.

         Any payment on this Note due on a day that is not a Business Day will be made on the next succeeding Business Day and no additional interest shall accrue for the period from such day to that next succeeding Business Day. "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall have the same effect as though fully set forth in this place.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to below by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and has caused a facsimile of its corporate seal to be affixed hereto or imprinted hereon. Dated:


TRUSTEE'S CERTIFICATE OF                     GENERAL MILLS, INC.
AUTHENTICATION
This is one of the series
designated herein referred
to in the within-mentioned
Indenture.                                   By: _____________________________
                                                 [Name]
                                                 [Title]

U.S. BANK NATIONAL ASSOCIATION,
as Trustee


                                               Attest: _________________________
By: ___________________________________                [Name]
         Authorized Officer                            [Title]


OR


_______________________________________                       [SEAL]
as Authenticating Agent for the Trustee


By: ___________________________________
          Authorized Officer

                                [REVERSE OF NOTE]


         This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued and to be issued in one or more series under an Indenture, dated as of February 1, 1996 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and U.S. Bank National Association (formerly First Trust of Illinois, National Association), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof. By the terms of the Indenture, the Company may, without the consent of the Holders of any Note, issue an unlimited principal amount of additional Notes of this series and of other separate series, which may have the same or different dates, amounts, Stated Maturities, interest rates and other terms as therein provided.

         In case an Event of Default, as defined in the Indenture, with respect to the Notes shall have occurred and be continuing, the unpaid principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

         If so provided above under the heading "Redemption Terms, If Any," this Note may be redeemed by the Company on and after the dates indicated on the terms indicated. Any redemption of this Note shall be effected on not less than 30 nor more than 60 days' notice to the Holder hereof. Payment of the Redemption Price shall be made together with interest to, but excluding, the applicable Redemption Date. If so provided above under the heading "Survivor's Option (Yes or No)," this Note shall be repayable in whole or in part on the terms set forth in the Survivor's Option Rider attached to this Note. In the event of redemption or repayment of this Note in part only, a new Note or Notes of like tenor in aggregate principal amount equal to and in exchange for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof; provided, that such Note or Notes shall only be issued in denominations of $1,000 and integral multiples thereof.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof of in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         The Notes are issuable in global or definitive form without coupons in denominations of $1,000 and integral multiples thereof. No Notes shall be issuable in denominations of less than $1,000. As provided in the Indenture, and subject to the limitations set forth below and in the Indenture, this Note is exchangeable for Notes of like aggregate principal amount and like tenor in denominations of $1,000 and integral multiples thereof, as requested by the Holder surrendering the same. Upon due presentment for registration of transfer of this Note at the office or agency maintained by the Company for that purpose in the Borough of Manhattan, The City of New York, a new Note or Notes in authorized denominations for an equal aggregate principal amount and like interest rate and maturity will be issued to the transferee in exchange therefore, subject to the limitations provided in the Indenture and to the limitations described below, if applicable. Any exchange or transfer shall be made without charge except for any tax or other governmental charge imposed in connection therewith.

         [This Note is exchangeable for definitive Notes in registered form only if (x) the Depositary has notified the Company that it is unwilling or unable to continue as Depositary for this Global Note or if the Depositary has ceased to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (y) the Company executes and delivers to the Trustee a Company Order that this Note shall be so exchangeable or (z) there shall have occurred and be continuing an Event of Default with respect to the Notes represented hereby. This Note shall be exchangeable into Notes issuable only in denominations of $1,000 and integral multiples thereof. If this Note is exchangeable pursuant to the preceding sentences, it shall be exchangeable for definitive Notes of like tenor in registered form of differing denominations aggregating a like amount.]

         The Indenture contains provisions for defeasance at any time of either the entire principal of this Note or of certain covenants and Events of Default with respect to this Note, in either case upon compliance with certain conditions set forth in the Indenture.

         As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

         In determining whether the Holders of the requisite principal amount of the Outstanding Notes have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action under the Indenture, the principal amount of any Note that is an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of the date upon the acceleration of the Maturity thereof to such date pursuant to Section 502 of the Indenture.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium (if any) and interest on this Note at the places, at the respective times, at the rate and and in the currency herein prescribed.

         The Company, the Trustee and any paying agent may deem and treat the registered holder hereof as the absolute owner of this Note at such holder's address as it appears on the Security Register (whether or not this Note shall be overdue) for the purpose of receiving payment of or on account hereof and for all other purposes, and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, effectually satisfy and discharge liability for moneys payable on this Note.

         No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in any indenture supplemental thereto or any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator, or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such personal liability of every such incorporator, stockholder, officer and director, as such, being expressly waived and released by acceptance hereof and as a condition of and as part of the consideration for the issuance of this Note.

         This Note may have such additional or different terms as are set forth above under "Other Terms, If Any." Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

         Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto under the Indenture.

         The Indenture is, and this Note shall be, governed by and construed in accordance with the laws of the State of New York.

                             SURVIVOR'S OPTION RIDER


         If the Survivor's Option is applicable to this Note, the Representative (defined below) of a deceased owner of this Note or an interest in this Note shall have the option to elect repayment or repurchase of this Note on the terms and conditions set forth below following the death of such owner (the "Survivor's Option"). Unless specifically provided on the face of this Note, the Survivor's Option may not be exercised unless such deceased owner (i) owned this Note or his or her interest in this Note at the time of his or her death and
(ii) acquired this Note or his or her interest in this Note at least six months prior to the date of its submission for repayment.

         If the Survivor's Option is applicable to this Note, upon the valid exercise of the Survivor's Option, the Company shall repay or repurchase, at its option, the Note (or portion thereof), properly tendered for repayment or repurchase by or on behalf of the person (the "Representative") that has the legal authority to act on behalf of the deceased owner of this Note or an interest in this Note under the laws of the appropriate jurisdiction (including, without limitation, the personal representative or executor of the deceased beneficial owner or the surviving joint owner of the deceased beneficial owner) at a price equal to 100% of the unpaid principal amount of the deceased owner's beneficial interest in this Note plus interest to, but excluding, the date of such repayment or repurchase, subject to the following limitations:

         (a) The Company may, in its sole discretion, limit the aggregate principal amount of Notes as to which exercises of the Survivor's Option shall be accepted from all deceased beneficial owners in any calendar year (the "Annual Put Limitation") to an amount equal to the greater of $5,000,000 or 5% of the principal amount of all Notes Outstanding as of the end of the most recent calendar year, or such greater amount as the Company in its sole discretion may determine for any calendar year, and may limit to $500,000 the aggregate principal amount of acceptances of exercise of the Survivor's Option in any calendar year for any individual deceased beneficial owner (the "Individual Put Limitation").

         (b) The Company shall not make principal repayments pursuant to exercise of the Survivor's Option in amounts that are less than $1,000, and, in the event that the limitations described in the preceding sentence would result in the partial repayment of any Note, the principal amount of such Note remaining Outstanding after repayment must be at least $1,000.

         (c) Any Note (or portion thereof) tendered pursuant to a valid exercise of the Survivor's Option may not be withdrawn.

         Each Note (or portion thereof) that is tendered pursuant to valid exercise of the Survivor's Option shall be accepted in the order that all such Notes are received by the Trustee, except for any Note (or portion thereof) the acceptance of which would contravene (i) the Annual Put Limitation, if applied, or (ii) the Individual Put Limitation, if applied, with respect to the relevant individual deceased beneficial owner. If, as of the end of any calendar year, the aggregate principal amount of Notes (or portions thereof) that have been tendered pursuant to the valid exercise of the Survivor's Option during such year has exceeded either the Annual Put

Limitation, if applied, or the Individual Put Limitation, if applied, for such year, any exercises of the Survivor's Option with respect to Notes (or portions thereof) not accepted during such calendar year because such acceptance would have contravened either such limitation, if applied, shall be deemed to be tendered on the first day of the following calendar year in the order in which all such Notes (or portions thereof) were originally tendered.

         Upon acceptance for repayment or repurchase pursuant to exercise of the Survivor's Option, this Note shall be repaid or repurchased on the first Interest Payment Date that occurs 20 or more calendar days after the date of such acceptance unless such date is not a Business Day, in which case the date of repayment or repurchase shall be the next succeeding Business Day. In the event that this Note (or any portion hereof) tendered for repayment or repurchase pursuant to valid exercise of the Survivor's Option is not accepted or repayment or repurchase of this Note (or any portion hereof) will be delayed, the Trustee shall deliver a notice by first-class mail to the registered holder hereof, at its last known address as indicated in the Security Register, that states the reason this Note (or portion hereof) has not been accepted for payment or the repayment will be delayed.

         Subject to the Company's rights hereunder to limit the aggregate principal amount of Notes as to which exercises of the Survivor's Option shall be accepted in any one calendar year, all questions as to the eligibility or validity of any exercise of the Survivor's Option will be determined by the Trustee, in its sole discretion, which determination shall be final and binding on all parties.

         If this Note (or a portion hereof) is owned or beneficially owned by tenants by the entirety or joint tenants, this Note (or relevant portion hereof) will be regarded as beneficially owned by a single owner. Accordingly, the death of a tenant by the entirety or joint tenant will be deemed the death of the owner or beneficial owner and the entire principal amount so owned will become eligible for repayment or repurchase.

         The death of a person owning or beneficially owning this Note (or a portion hereof) by tenancy in common will be deemed the death of the owner or beneficial owner only with respect to the deceased owner's interest in this Note (or relevant portion hereof) so owned, unless a husband and wife are the tenants in common, in which case the death of either will be deemed the death of the owner or beneficial owner and the entire principal amount so owned will be eligible for repayment or repurchase.

         If this Note (or a portion hereof) is owned or beneficially owned by a trust, it will be regarded as owned or beneficially owned by each beneficiary of the trust to the extent of that beneficiary's interest in the trust (however, a trust's beneficiaries collectively cannot be beneficial owners of more Notes than are owned by the trust). The death of a beneficiary of a trust will be deemed the death of the owner or beneficial owner of this Note (or relevant portion hereof) owned or beneficially owned by the trust to the extent of that beneficiary's interest in the trust. The death of an individual who was a tenant by the entirety or joint tenant in a tenancy which is the beneficiary of a trust will be deemed the death of the beneficiary of the trust. The death of an individual who was a tenant in common in a tenancy which is the beneficiary of a trust will be deemed the death of the beneficiary of the trust only with respect to the deceased holder's beneficial interest in this Note, unless a husband and wife are the tenants in common, in which case the death of either will be deemed the death of the beneficiary of the trust.

         The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial interest in this Note (or a portion hereof) will be deemed the death of the owner or beneficial owner of this Note (or relevant portion hereof), regardless of the registration of ownership, if such beneficial interest can be established to the satisfaction of the Trustee. Such beneficial interest will exist in many cases of street name or nominee ownership, custodial arrangements, ownership by a trustee, ownership under the Uniform Transfers to Minors Act and community property or other joint ownership arrangements between spouses. Beneficial interest will be evidenced by such factors as the power to sell or otherwise dispose of this Note, the right to receive the proceeds of sale or disposition and the right to receive interest and principal payments on this Note.

         If this Note is represented by a Global Note, the Depositary or its nominee is the registered holder hereof and therefore is the only entity that can exercise the Survivor's Option with respect to this Note. To obtain repayment or repurchase pursuant to exercise of the Survivor's Option with respect to this Note, the Representative must provide to the broker or other entity through which the beneficial interest in this Note is held by the deceased beneficial owner: (i) instructions to such broker or other entity to notify the Depositary of such Representative's desire to obtain repayment or repurchase pursuant to exercise of the Survivor's Option, (ii) appropriate evidence satisfactory to the Trustee that (A) the Representative has authority to act on behalf of the deceased beneficial owner, (B) the death of such beneficial owner has occurred (including the date of such death), (C) the deceased was the beneficial owner of an interest in this Note at the time of death and (D) the interest in this Note was acquired by the deceased beneficial owner at least six months prior to the date of its submission for repayment,
(iii) if the interest in this Note is held by a nominee of the deceased beneficial owner, a certificate satisfactory to the Trustee from such nominee attesting to the deceased's beneficial ownership in this Note, (iv) a written request for repayment or repurchase signed by the Representative, which signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD") or a commercial bank or trust company having an office or correspondent in the United States, (v) if applicable, a properly executed assignment or endorsement, (vi) tax waivers and such other instruments or documents that the Trustee reasonably requires in order to establish the validity of the beneficial ownership of this Note and the claimant's entitlement to payment and (vii) any additional information the Trustee reasonably requires to document beneficial ownership or authority to make the election and to cause the repayment or repurchase of this Note.

         Such broker or other entity shall provide to the Trustee (i) the Repayment Election Form attached as Annex A and (ii) evidence satisfactory to the Trustee from such broker or other entity stating that it represents the deceased beneficial owner. Such broker or other entity shall be responsible for disbursing any payments it receives pursuant to exercise of the Survivor's Option to the appropriate Representative.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM   - as tenants in common                                  Unif Tran Min Act-_____  Custodian _______
                                                                                    (Cust)           (Minor)
TEN ENT   - as tenants by the entireties                                Under Uniform Transfers to Minors Act
JT TEN    - as joint tenants with right of survivorship and                    ____________________________
            not as tenants in common                                                     (State)



         Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert Social Security or
Other identifying Number of Assignee

___________________________________________


/        /
________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE



________________________________________________________________________________

________________________________________________________________________________

the within note of GENERAL MILLS, INC. and does hereby irrevocably constitute and appoint _______________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated: ___________________________             _________________________________

                                               _________________________________


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                                                                       EXHIBIT C


REGISTERED NO._______                             PRINCIPAL AMOUNT:  $__________
CUSIP NO.____________


                               GENERAL MILLS, INC.
                           General Mills CoreNotes(SM)
                  ([Global] Note With Original Issue Discount)


         [Applicable if the Security is a Global Security:

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO, HAS AN INTEREST HEREIN.

         THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

ORIGINAL ISSUE DATE:                               MATURITY DATE:


[INTEREST RATE PER ANNUM:]                         [INTEREST PAYMENT FREQUENCY:]


[INTEREST PAYMENT DATES:]                          ISSUE PRICE:


TOTAL AMOUNT OF OID:                               YIELD TO MATURITY:


SHORT ACCRUAL PERIOD OID:


METHOD USED TO DETERMINE YIELD FOR SHORT ACCRUAL PERIOD (APPROXIMATE OR EXACT):

SURVIVOR'S OPTION (YES OR NO):


REDEMPTION TERMS, IF ANY:


OTHER TERMS, IF ANY:


         GENERAL MILLS, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________, or registered assigns, the principal sum of _______________ Dollars (U.S. $__________) on the Maturity Date shown above, [and to pay interest thereon on each Interest Payment Date shown above from and including the Original Issue Date shown above or from and including the most recent Interest Payment Date as to which interest hereon (or on any Predecessor Security with respect hereto) has been paid or made available for payment, commencing with the Interest Payment Date immediately following the Original Issue Date shown above at the rate per annum equal to the Interest Rate shown above until the principal hereof is paid or made available for payment; provided, however, that if the Original Issue Date is after a Regular Record Date (as defined below) and on or before the immediately following Interest Payment Date, interest payments will commence with the Interest Payment Date following the next succeeding Regular Record Date. Interest (including interest for partial periods) will be calculated on the basis of a 360-day year of twelve 30-day months. Each payment of interest hereon will include interest to, but excluding, as the case may be, the relevant Interest Payment Date or Maturity.]

         [Interest payable, and punctually paid or made available for payment, on any Interest Payment Date will, as provided for in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities with respect hereto) is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the first day of the calendar month (whether or not a Business Day) in which such Interest Payment Date falls; except that interest due at Maturity will be paid to the Person to whom the principal of this Note is paid. Any such interest not so punctually paid or made available for payment will forthwith cease to be payable to the Person in whose name this Note (or one or more Predecessor Securities with respect hereto) is registered on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities with respect hereto) is registered at the close of business on a special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.]

         [For use with Global Securities: Payment of principal of and premium (if any) [and interest] on this Note will be made to The Depository Trust Company or its nominee, as the case may be, as the sole registered owner and the sole Holder of the Note represented hereby for all purposes under the Indenture.]

         [For use with certificated Notes: [Payments of interest on this Note other than at Maturity will be made by check mailed to the address of the registered Holder hereof as of the close of business on the relevant Regular Record Date as such address appears in the Security Register; and] [P][p]ayment of principal of and premium (if any) [and interest] on this Note at Maturity will be made in immediately available funds upon presentation and surrender of this Note (and, in the case of the exercise of the Survivor's Option (as defined below), upon submission of a properly completed election form if required) at the office or agency maintained by the Company for that purpose in the Borough of Manhattan, The City of New York together with appropriate written wire transfer instructions, provided that this Note is presented to the Trustee in time for the Trustee to make payments in such funds in accordance with its normal procedures. Notwithstanding the foregoing, a registered Holder of $10,000,000 or more in principal amount of Notes with the same Interest Payment Date (whether such Notes otherwise have identical or different terms and provisions) shall be entitled to payment of interest, if any, other than at Maturity by wire transfer of immediately available funds if the registered Holder has delivered appropriate wire transfer instructions in writing to the Trustee not less than 15 days prior to the relevant Interest Payment Date. Any wire transfer instructions received by the Trustee shall remain in effect until revoked by the registered Holder. Payment in accordance with written wire transfer instructions from a registered Holder shall be deemed to constitute full and complete payment of all amounts so paid.]

         Payment of the principal of and premium (if any) [and interest] on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal for payment of public and private debts.

         Any payment on this Note due on a day that is not a Business Day will be made on the next succeeding Business Day and no additional interest shall accrue for the period from such day to that next succeeding Business Day. "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall have the same effect as though fully set forth in this place.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to below by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and has caused a facsimile of its corporate seal to be affixed hereto or imprinted hereon. Dated:

TRUSTEE'S CERTIFICATE OF                      GENERAL MILLS, INC.
AUTHENTICATION
This is one of the series
designated herein referred
to in the within-mentioned
Indenture.                                    By:_______________________________
                                                 [Name]
                                                 [Title]


U.S. BANK NATIONAL ASSOCIATION,
as Trustee


                                              Attest:___________________________
By:___________________________________               [Name]
          Authorized Officer                         [Title]


OR


_______________________________________       [SEAL]
as Authenticating Agent for the Trustee


By:____________________________________
          Authorized Officer

                                [REVERSE OF NOTE]


         This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued and to be issued in one or more series under an Indenture, dated as of February 1, 1996 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and U.S. Bank National Association (formerly First Trust of Illinois, National Association), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof. By the terms of the Indenture, the Company may, without the consent of the Holders of any Note, issue an unlimited principal amount of additional Notes of this series and of other separate series, which may have the same or different dates, amounts, Stated Maturities, interest rates and other terms as therein provided.

         Unless otherwise indicated above under the heading "Other Terms, If Any," in case an Event of Default, as defined in the Indenture, with respect to the Notes shall have occurred and be continuing, the amount of principal hereof which may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture, shall be the Amortized Face Amount (as defined below) hereof. The "Amortized Face Amount" of this Note is equal to the sum of (x) the Issue Price (as defined below) of this Note and (y) that portion of the difference between the Issue Price and the principal amount of this Note that has been amortized at the Stated Yield (as defined below) of this Note (computed in accordance with Section 1272(a)(4) of the Internal Revenue Code of 1986, as amended, and Section 1.1275-1(b) of the the Treasury Regulations regarding original issue discount issued by the Treasury Department (the "OID Regulations"), in each case as in effect on the original issue date of this Note) at the date as of which the Amortized Face Amount is calculated, but in no event can the Amortized Face Amount exceed the principal amount of this Note due at the Stated Maturity hereof. As used in the preceding sentence: (a) "Issue Price" means the principal amount of this Note due at the Stated Maturity thereof less the original issue discount of this Note specified on the face hereof and in the applicable Authentication Certificate, calculated as required by Section 1.1273-2 of the OID Regulations; and (b) "Stated Yield" means the yield to Stated Maturity specified on the face of this Note and in the applicable Authentication Certificate for the period from the original issue date of this Note, as specified on the face of this Note and in the applicable Authentication Certificate, to the Stated Maturity hereof based on the Issue Price hereof and the principal amount payable at the Stated Maturity hereof.

         If so provided above under the heading "Redemption Terms, If Any," this Note may be redeemed by the Company on and after the dates indicated on the terms indicated. Any redemption of this Note shall be effected on not less than 30 nor more than 60 days' notice to the Holder hereof. [Payment of the Redemption Price shall be made together with any accrued but unpaid "qualified stated interest" payments (as defined in the OID Regulations).] If so provided above under the heading "Survivor's Option (Yes or No)," this Note shall be repayable in whole or in part on the terms set forth in the Survivor's Option Rider attached to this Note. In the event of redemption or repayment of this Note in part only, a new Note or Notes of like tenor in aggregate principal amount equal to and in exchange for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof; provided, that such Note or Notes shall only be issued in denominations of $1,000 and integral multiples thereof.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof of in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         The Notes are issuable in global or definitive form without coupons in denominations of $1,000 and integral multiples thereof. No Notes shall be issuable in denominations of less than $1,000. As provided in the Indenture, and subject to the limitations set forth below and in the Indenture, this Note is exchangeable for Notes of like aggregate principal amount and like tenor in denominations of $1,000 and integral multiples thereof, as requested by the Holder surrendering the same. Upon due presentment for registration of transfer of this Note at the office or agency maintained by the Company for that purpose in the Borough of Manhattan, The City of New York, a new Note or Notes in authorized denominations for an equal aggregate principal amount and like interest rate and maturity will be issued to the transferee in exchange therefore, subject to the limitations provided in the Indenture and to the limitations described below, if applicable. Any exchange or transfer shall be made without charge except for any tax or other governmental charge imposed in connection therewith.

         [This Note is exchangeable for definitive Notes in registered form only if (x) the Depositary has notified the Company that it is unwilling or unable to continue as Depositary for this Global Note or if the Depositary has ceased to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (y) the Company executes and delivers to the Trustee a Company Order that this Note shall be so exchangeable or (z) there shall have occurred and be continuing an Event of Default with respect to the Notes represented hereby. This Note shall be exchangeable into Notes issuable only in denominations of $1,000 and integral multiples thereof. If this Note is exchangeable pursuant to the preceding sentences, it shall be exchangeable for definitive Notes of like tenor in registered form of differing denominations aggregating a like amount.]

         The Indenture contains provisions for defeasance at any time of either the entire principal of this Note or of certain covenants and Events of Default with respect to this Note, in either case upon compliance with certain conditions set forth in the Indenture.

         As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

         In determining whether the Holders of the requisite principal amount of the Outstanding Notes have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action under the Indenture, the principal amount of any Note (including this Note) that is an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of the date upon the acceleration of the Maturity thereof to such date pursuant to
Section 502 of the Indenture.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium (if any) [and interest] on this Note at the places, at the respective times, at the rate and and in the currency herein prescribed.

         The Company, the Trustee and any paying agent may deem and treat the registered holder hereof as the absolute owner of this Note at such holder's address as it appears on the Security Register (whether or not this Note shall be overdue) for the purpose of receiving payment of or on account hereof and for all other purposes, and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, effectually satisfy and discharge liability for moneys payable on this Note.

         No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in any indenture supplemental thereto or any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator, or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such personal liability of every such incorporator, stockholder, officer and director, as such, being expressly waived and released by acceptance hereof and as a condition of and as part of the consideration for the issuance of this Note.

         This Note may have such additional or different terms as are set forth above under "Other Terms, If Any." Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

         Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto under the Indenture.

         The Indenture is, and this Note shall be, governed by and construed in accordance with the laws of the State of New York.

                             SURVIVOR'S OPTION RIDER


         If the Survivor's Option is applicable to this Note, the Representative (defined below) of a deceased owner of this Note or an interest in this Note shall have the option to elect repayment or repurchase of this Note on the terms and conditions set forth below following the death of such owner (the "Survivor's Option"). Unless specifically provided on the face of this Note, the Survivor's Option may not be exercised unless such deceased owner (i) owned this Note or his or her interest in this Note at the time of his or her death and
(ii) acquired this Note or his or her interest in this Note at least six months prior to the date of its submission for repayment.

         If the Survivor's Option is applicable to this Note, upon the valid exercise of the Survivor's Option, the Company shall repay or repurchase, at its option, the Note (or portion thereof), properly tendered for repayment or repurchase by or on behalf of the person (the "Representative") that has the legal authority to act on behalf of the deceased owner of this Note or an interest in this Note under the laws of the appropriate jurisdiction (including, without limitation, the personal representative or executor of the deceased beneficial owner or the surviving joint owner of the deceased beneficial owner) at a price equal to the Amortized Face Amount (as defined above) hereof [plus accrued but unpaid "qualified stated interest" payments (as defined in the OID Regulations)], unless otherwise indicated above under the heading "Other Terms, If Any," subject to the following limitations:

         (a) The Company may, in its sole discretion, limit the aggregate principal amount of Notes as to which exercises of the Survivor's Option shall be accepted from all deceased beneficial owners in any calendar year (the "Annual Put Limitation") to an amount equal to the greater of $5,000,000 or 5% of the principal amount of all Notes Outstanding as of the end of the most recent calendar year, or such greater amount as the Company in its sole discretion may determine for any calendar year, and may limit to $500,000 the aggregate principal amount of acceptances of exercise of the Survivor's Option in any calendar year for any individual deceased beneficial owner (the "Individual Put Limitation").

         (b) The Company shall not make principal repayments pursuant to exercise of the Survivor's Option in amounts that are less than $1,000, and, in the event that the limitations described in the preceding sentence would result in the partial repayment of any Note, the principal amount of such Note remaining Outstanding after repayment must be at least $1,000.

         (c) Any Note (or portion thereof) tendered pursuant to a valid exercise of the Survivor's Option may not be withdrawn.

         Each Note (or portion thereof) that is tendered pursuant to valid exercise of the Survivor's Option shall be accepted in the order that all such Notes are received by the Trustee, except for any Note (or portion thereof) the acceptance of which would contravene (i) the Annual Put Limitation, if applied, or (ii) the Individual Put Limitation, if applied, with respect to the relevant individual deceased beneficial owner. If, as of the end of any calendar year, the aggregate principal amount of Notes (or portions thereof) that have been tendered pursuant to the valid exercise of the Survivor's Option during such year has exceeded either the Annual Put Limitation, if applied, or the Individual Put Limitation, if applied, for such year, any exercises of the Survivor's Option with respect to Notes (or portions thereof) not accepted during such calendar year because such acceptance would have contravened either such limitation, if applied, shall be deemed to be tendered on the first day of the following calendar year in the order in which all such Notes (or portions thereof) were originally tendered.

         Upon acceptance for repayment or repurchase pursuant to exercise of the Survivor's Option, this Note shall be repaid or repurchased on the first Interest Payment Date that occurs 20 or more calendar days after the date of such acceptance unless such date is not a Business Day, in which case the date of repayment or repurchase shall be the next succeeding Business Day. In the event that this Note (or any portion hereof) tendered for repayment or repurchase pursuant to valid exercise of the Survivor's Option is not accepted or repayment or repurchase of this Note (or any portion hereof) will be delayed, the Trustee shall deliver a notice by first-class mail to the registered holder hereof, at its last known address as indicated in the Security Register, that states the reason this Note (or portion hereof) has not been accepted for payment or the repayment will be delayed.

         Subject to the Company's rights hereunder to limit the aggregate principal amount of Notes as to which exercises of the Survivor's Option shall be accepted in any one calendar year, all questions as to the eligibility or validity of any exercise of the Survivor's Option will be determined by the Trustee, in its sole discretion, which determination shall be final and binding on all parties.

         If this Note (or a portion hereof) is owned or beneficially owned by tenants by the entirety or joint tenants, this Note (or relevant portion hereof) will be regarded as beneficially owned by a single owner. Accordingly, the death of a tenant by the entirety or joint tenant will be deemed the death of the owner or beneficial owner and the entire principal amount so owned will become eligible for repayment or repurchase.

         The death of a person owning or beneficially owning this Note (or a portion hereof) by tenancy in common will be deemed the death of the owner or beneficial owner only with respect to the deceased owner's interest in this Note (or relevant portion hereof) so owned, unless a husband and wife are the tenants in common, in which case the death of either will be deemed the death of the owner or beneficial owner and the entire principal amount so owned will be eligible for repayment or repurchase.

         If this Note (or a portion hereof) is owned or beneficially owned by a trust, it will be regarded as owned or beneficially owned by each beneficiary of the trust to the extent of that beneficiary's interest in the trust (however, a trust's beneficiaries collectively cannot be beneficial owners of more Notes than are owned by the trust). The death of a beneficiary of a trust will be deemed the death of the owner or beneficial owner of this Note (or relevant portion hereof) owned or beneficially owned by the trust to the extent of that beneficiary's interest in the trust. The death of an individual who was a tenant by the entirety or joint tenant in a tenancy which is the beneficiary of a trust will be deemed the death of the beneficiary of the trust. The death of an individual who was a tenant in common in a tenancy which is the beneficiary of a trust will be deemed the death of the beneficiary of the trust only with respect to the deceased holder's beneficial interest in this Note, unless a husband and wife are the tenants in common, in which case the death of either will be deemed the death of the beneficiary of the trust.

         The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial interest in this Note (or a portion hereof) will be deemed the death of the owner or beneficial owner of this Note (or relevant portion hereof), regardless of the registration of ownership, if such beneficial interest can be established to the satisfaction of the Trustee. Such beneficial interest will exist in many cases of street name or nominee ownership, custodial arrangements, ownership by a trustee, ownership under the Uniform Transfers to Minors Act and community property or other joint ownership arrangements between spouses. Beneficial interest will be evidenced by such factors as the power to sell or otherwise dispose of this Note, the right to receive the proceeds of sale or disposition and the right to receive interest and principal payments on this Note.

         If this Note is represented by a Global Note, the Depositary or its nominee is the registered holder hereof and therefore is the only entity that can exercise the Survivor's Option with respect to this Note. To obtain repayment or repurchase pursuant to exercise of the Survivor's Option with respect to this Note, the Representative must provide to the broker or other entity through which the beneficial interest in this Note is held by the deceased beneficial owner: (i) instructions to such broker or other entity to notify the Depositary of such Representative's desire to obtain repayment or repurchase pursuant to exercise of the Survivor's Option, (ii) appropriate evidence satisfactory to the Trustee that (A) the Representative has authority to act on behalf of the deceased beneficial owner, (B) the death of such beneficial owner has occurred (including the date of such death), (C) the deceased was the beneficial owner of an interest in this Note at the time of death and (D) the interest in this Note was acquired by the deceased beneficial owner at least six months prior to the date of its submission for repayment,
(iii) if the interest in this Note is held by a nominee of the deceased beneficial owner, a certificate satisfactory to the Trustee from such nominee attesting to the deceased's beneficial ownership in this Note, (iv) a written request for repayment or repurchase signed by the Representative, which signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD") or a commercial bank or trust company having an office or correspondent in the United States, (v) if applicable, a properly executed assignment or endorsement, (vi) tax waivers and such other instruments or documents that the Trustee reasonably requires in order to establish the validity of the beneficial ownership of this Note and the claimant's entitlement to payment and (vii) any additional information the Trustee reasonably requires to document beneficial ownership or authority to make the election and to cause the repayment or repurchase of this Note.

         Such broker or other entity shall provide to the Trustee (i) the Repayment Election Form attached as Annex A and (ii) evidence satisfactory to the Trustee from such broker or other entity stating that it represents the deceased beneficial owner. Such broker or other entity shall be responsible for disbursing any payments it receives pursuant to exercise of the Survivor's Option to the appropriate Representative.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common                          Unif Tran Min Act-_____  Custodian_____
                                                                       (Cust)           (Minor)
TEN ENT   - as tenants by the entireties                   Under Uniform Transfers to Minors Act
JT TEN    - as joint tenants with right of survivorship               ___________________
          and not as tenants in common                                       (State)

         Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert Social Security or
Other identifying Number of Assignee


_________________________


/        /
________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

the within note of GENERAL MILLS, INC. and does hereby irrevocably constitute and appoint _________________________________________ attorney to transfer said
Note on the books of the Company, with full power of substitution in the premises.

Dated: _____________________                      ______________________________

                                                  ______________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.